UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

              -----------------------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           December 11, 2000                             0-7928
-------------------------------------      -------------------------------------
             Date of Report                     (Commission File Number)
    (Date of earliest event reported)



                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)



                Delaware                               11-2139466
-------------------------------------      -------------------------------------
     (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)              Identification Number)



                       105 Baylis Road, Melville, NY 11747
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (631)777-8900
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     Comtech Telecommunications Corp. (the "Company") is filing this report on Form 8-K for the purpose of amending and restating the description of the Company's common stock, par value $0.10, contained in the Company's Registration Statement dated November 22, 1974 to read in its entirety as follows. The terms "our" and "we", when used in the following description, refer to the Company.

Overview

     Our authorized capital stock consists of 30,000,000 shares of common stock, par value $0.10, and 2,000,000 shares of preferred stock, par value $.10. Each holder of our common stock is entitled to one vote per share on all matters submitted to a vote of stockholders, including the election of directors. The common stock does not have cumulative voting rights, which means that (subject to the rights of the holders of preferred stock, if any) the holders of a majority of the shares voting for election of directors can elect all members of our Board of Directors. Subject to the preferential rights of the holders of shares of preferred stock, if any, the holders of common stock are entitled to share ratably in such dividends, if any, as may be declared and paid by our Board of Directors out of funds legally available therefor. Upon our liquidation or dissolution, the holders of our common stock will be entitled to share ratably in the assets legally available for distribution to shareholders after payment of liabilities and subject to the prior rights of any holders of preferred stock then outstanding. Holders of our common stock have no conversion, sinking fund, redemption, preemptive or subscription rights. The shares of common stock presently issued and outstanding are, and the common stock to be issued in connection with the offering, when issued and paid for, will be, fully paid and nonassessable. The rights, preferences, and privileges of holders of common stock are subject to the rights of the holders of shares of any series of preferred stock that we may issue in the future.

     Our Board of Directors is authorized, subject to any limitations prescribed by law, from time to time to issue up to an aggregate of 2,000,000 shares of preferred stock in one or more classes or series, each of such class or series to have such preferences, voting powers, qualifications and special or relative rights or privileges as shall be determined by the Board of Directors in a resolution or resolutions providing for the issue of such class or series of preferred stock. Thus, any class or series may, if so determined by our Board of Directors, have full voting rights with our common stock or superior or limited voting rights, to be convertible into common stock or any other security that we may be authorized to issue, and have such other preferences, relative rights and limitations as our Board of Directors shall determine. As a result, any class or series of our preferred stock could have rights which would adversely affect the voting power of the common stock or which could delay, defer or prevent a change in control of Comtech. The shares of any class or series of preferred stock need not be identical. Currently, 200,000 shares of preferred stock have been designated Series A junior participating preferred stock pursuant to our rights plan described below.



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Rights Plan

     On December 15, 1998, we entered into a Rights Agreement with American Stock Transfer and Trust Company, as Rights Agent. Under the Rights Agreement, our Board of Directors declared a dividend distribution of one Series A junior participating preferred stock purchase right for each outstanding share of common stock. The Board also authorized and directed the issuance of one Right with respect to each share of common stock issued thereafter. The Rights have certain anti-takeover effects.

     The Rights are attached to all certificates representing outstanding shares of common stock, and no separate Right Certificates will be distributed. The Rights will separate from the shares of common stock upon the earliest to occur of (1) a person or entity or group of affiliated or associated persons having acquired beneficial ownership of 15% or more of the outstanding shares of our common stock (except pursuant to a Permitted Offer, as hereinafter defined); or
(2) 10 business days (or such later date as our Board of Directors may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a Person or Group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A Person or Group whose acquisition of shares of our common stock causes a Distribution Date pursuant to clause (1) above is an "Acquiring Person." The date that a Person or Group becomes an Acquiring Person is the "Shares Acquisition Date."

     A Person who acquires shares of common stock pursuant to a tender or exchange offer which is for all outstanding shares of common stock at a price and on terms which our Board of Directors determines (prior to our acquisition) to be adequate and in the best interests of us and our stockholders (other than such Person, its affiliates and associates) (a "Permitted Offer") will not be deemed to be an Acquiring Person and such Person's ownership will not constitute a Distribution Date.

     The Rights are not exercisable until the Distribution Date, and will expire at the close of business on December 15, 2008, unless earlier redeemed by us.

     In the event that any person becomes an Acquiring Person, each holder of Rights (other than Rights that have become null and void as described below) will thereafter have the right (the "Flip-In Right") to receive, upon exercise of each Right, the number of shares of common stock (or, in certain circumstances, other securities of the Company) having a value (immediately prior to such triggering event) equal to two times the product of (i) that number of one-hundredths of a share of Series A preferred stock for which such right is then exercisable and (ii) the exercise price of such Right. Currently, the exercise price of each Right is $60, and each Right is exercisable for 0.667 one-hundredths of a share of Series A preferred stock. For example, if a Person became an Acquiring Person at a time when the current per share market price of our common stock is $15, each holder of a Right (other than a Right which has become null and void


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as described herein) would have the right to receive 5.33 shares of common stock upon exercise of the Right and payment of $40.

     Our Board of Directors, at its option, may exchange each Right (other than those that have become null and void as described below) for one share of common stock in lieu of the Flip-In Right, provided no Person is the beneficial owner of 50% or more of the shares of common stock at the time of such exchange. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person or any affiliate or associate thereof or certain transferees thereof will be null and void.

     In the event that, at any time following the Shares Acquisition Date, (1) we are acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of common stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (2) more than 50% of our assets or earning power is sold or transferred, then each holder of Rights (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise of such Rights, shares of common stock of the acquiring company (or in certain circumstances, its parent) having a value equal to two times the aggregate exercise price of the Rights. The Flip-Over Right shall not apply to any transaction described in clause (1) if such transaction is with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) that acquired shares of common stock pursuant to a Permitted Offer and the price and form of consideration offered in such transaction is the same as that paid to all holders of common stock whose shares were purchased pursuant to the Permitted Offer. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     At any time prior to the earlier to occur of (1) a person becoming an Acquiring Person or (2) the expiration of the Rights, we may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which redemption shall be effective at such time, on such basis and with such conditions as the Board of Directors may establish in its sole discretion. We may, at our option, pay the Redemption Price in common stock.

     All of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.



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Our Board of Directors

     Our Board of Directors is divided into three classes, with each class holding office for staggered three-year terms. The classification of directors may have the effect of making it more difficult for our stockholders to change the composition of the Board of Directors in a relatively short period of time. In addition, the classified board provision could have the effect of discouraging a third party from attempting to gain control of us, even though such an attempt might be beneficial to us and our stockholders. Accordingly, the classified board provision, if effective, could delay, defer or prevent a change in control of our company.

Fair Price Provision

     Our certificate of incorporation contains a Fair Price Provision (the "Fair Price Provision") which requires that mergers, certain other business combinations and similar transactions ("Business Combinations") involving us and the beneficial owner of more than 10% of our voting shares (an "Interested Stockholder") be approved by the vote of 80% or more of the outstanding voting shares (including a vote of at least 66-2/3% of the shares not held by the Interested Stockholder) unless the transaction is either approved by at least a two-thirds majority of the members of our Board of Directors who are unaffiliated with the Interested Stockholder and were directors before the Interested Stockholder became such ("Disinterested Directors"), or unless certain minimum price, form of consideration and procedural requirements are met. The Fair Price Provision does not, however, preclude our Board of Directors in exercising its business judgment from either opposing or approving a takeover proposal, whether or not such a proposal satisfies the minimum price, form of consideration and procedural requirements. In addition, the Fair Price Provision renders more difficult the consummation of a Business Combination by a person acquiring a substantial interest in our stock, regardless of whether any such transaction was desired by the holders of a majority (but less than 80%) of the outstanding shares. Another effect of the Fair Price Provision is to vest in one stockholder, or a group of stockholders controlling 20% or more of our voting stock, a veto power or its practical equivalent over certain transactions, unless the transactions were approved by the Disinterested Directors or the minimum price and other provisions were met, even though holder of a majority of our common stock may believe such transactions to be desirable and beneficial.

Certain Provisions of Delaware Law

     We are subject to the provisions of Section 203 of the Delaware General Corporation Law ("GCL"), an anti-takeover law. In general, this statute prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, for purposes of Section 203 of the


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GCL, an "interested stockholder" is a person who, together with affiliates, owns, or within three years did own, 15% or more of the corporation's voting stock.

Liability of Directors and Officers

     As permitted under Delaware law, our Certificate of Incorporation contains a provision that eliminates the personal liability of the directors to us and our stockholders for monetary damages for breaches of fiduciary duties as directors, except that such provision does not apply to any breach that involves

     o a breach of a director's duty of loyalty to our company, o any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law,

     o a transaction from which the director derives an improper personal benefit, or

     o the payment of dividends or the approval of stock repurchases or redemptions that are unlawful under the GCL.

     Our By-laws provide that we shall indemnify (a) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of our company) by reason of the fact that he is or was one or our directors, officers or employees, or is or was serving at our request as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, and (b) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by us or in our name to procure a judgment in its favor by reason of the fact that he is or was one or our directors, officers or employees, or is or was serving at our request as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interests and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to us unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.


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     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the issuer pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

     4.1 Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(a) of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1987.)

     4.2 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(b) of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1991.)

     4.3 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(d) to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1994.)

     4.4 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998.)

     4.5 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(g) to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000.)

     4.6 Rights Agreement, dated as of December 15, 1998, between the Company and American Stock Transfer and Trust Company, as Trust Agent. (Incorporated herein by reference to Exhibit 4.1 to the Company's Amended Current Report on Form 8-K/A dated December 23, 1998.)

     4.7 By-Laws of the Company. (Incorporated by reference to Exhibit 3(c) of the Company's Annual Report on Form 10-K for the year ended July 31, 1998.)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMTECH TELECOMMUNICATIONS CORP.

                                            By:    /s/ J. PRESTON WINDUS,JR.
                                                   -------------------------
                                            Name:  J. Preston Windus, Jr.
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


Date:  December 11, 2000



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                                  EXHIBIT INDEX

Exhibit No.                DOCUMENT DESCRIPTION

     4.1 Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(a) of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1987.)

     4.2 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(b) of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1991.)

     4.3 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(d) to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1994.)

     4.4 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998.)

     4.5 Certificate of Amendment to the Certificate of Incorporation of the Company. (Incorporated herein by reference to Exhibit 3(g) to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000.)

     4.6 Rights Agreement, dated as of December 15, 1998, between the Company and American Stock Transfer and Trust Company, as Trust Agent. (Incorporated herein by reference to Exhibit 4.1 to the Company's Amended Current Report on Form 8-K/A dated December 23, 1998.)

     4.7 By-Laws of the Company. (Incorporated by reference to Exhibit 3(c) of the Company's Annual Report on Form 10-K for the year ended July 31, 1998.)



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